FORTRESS REGISTERED INVESTMENT TRUST


Financial Statements for the Year Ended
December 31, 2001 and Report of Independent Auditors

FORTRESS REGISTERED INVESTMENT TRUST

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                             PAGE
REPORT OF INDEPENDENT AUDITORS                                                  1

FINANCIAL STATEMENTS:

        Statement of Assets and Liabilities as of December 31, 2001             2

        Schedule of Investments as of December 31, 2001                         3

        Statement of Operations for the year ended December 31, 2001            5

        Statement of Cash Flows for the year ended December 31, 2001            6

        Statements of Changes in Net Assets for the years ended
        December 31, 2001 and 2000                                              7

        Notes to Financial Statements                                           8

        Directors' Information (Unaudited)                                     14

        Officers' Information  (Unaudited)                                     16

                         REPORT OF INDEPENDENT AUDITORS



To the Members and Trustees of
Fortress Registered Investment Trust

We have audited the accompanying statement of assets and liabilities of Fortress Registered Investment Trust (the "Company"), including the schedule of investments, as of December 31, 2001, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortress Registered Investment Trust at December 31, 2001, the results of its operations and its cash flows for the year then ended, and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
February 25, 2002

FORTRESS REGISTERED INVESTMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES
(dollar amounts in thousands)
--------------------------------------------------------------------------------

                                                                                December 31, 2001
                                                                                -----------------
ASSETS

        Investments in controlled affiliates, at value (cost $515,137)          $         578,616
        Cash and cash equivalents                                                          14,818
        Deposits and other assets                                                          20,301
                                                                                -----------------

                                                                                          613,735
                                                                                -----------------

LIABILITIES
        Miscellaneous liabilities                                                           2,577
                                                                                -----------------

NET ASSETS                                                                      $         611,158
                                                                                =================

NET ASSETS CONSIST OF:
        Capital paid in                                                         $         597,991
        Capital distributed                                                               (62,602)
        Undistributed net investment income                                                12,260
        Undistributed net realized capital gains                                                -
        Accumulated equity in loss of operating subsidiary                                (14,037)
        Accumulated net unrealized gain on affiliate investments                           77,546
                                                                                -----------------

                                                                                $         611,158
                                                                                =================


See notes to financial statements.     2

FORTRESS REGISTERED INVESTMENT TRUST

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001
(dollar amounts in thousands)
--------------------------------------------------------------------------------

Investment                                      Description of Securities                         Cost          Fair Value
----------                                      -------------------------                         ----          ----------
Investments in controlled affiliates (a):

     Fortress CAP LLC (b)                       100% of the issued common shares              $         -       $    70,752
     Fortress HQ LLC (c)                        100% of the issued common shares                   50,102            30,000
     Fortress Brookdale Acquisition LLC (d)     50.51% of the issued common shares                159,887           171,923
     FRIT Palazzo Due LLC (e)                   100% of the issued common shares                   10,256            18,709
     FRIT Ital SL (f)                           100% of the issued common shares                    2,232             7,225
     Portland Acquisition I LLC (g)             100% of the issued common shares                   16,107            13,500
     Fortress UK Acquisition Company (h)        100% of the issued common shares                  112,580           115,896
     FIF ML Acquisition LLC (i)                 75% of the issued common shares                    38,790            38,790
     F/C PRT Investment Inc. (j)                100% of the issued common shares                   34,501            34,501
     FRIT PRT Lending LLC (k)                   100% of the issued common shares                   31,729            31,729
     FRIT PRT Bridge Acquisition LLC (l)        100% of the issued common shares                   28,915            28,915
     Ital SP Acquisition GP LLC (m)             100% of the issued common shares                   17,222            18,006
     NCS Holdings LLC (n)                       84.38% of the issued common shares                 26,369            26,369
     FRIT PINN LLC (o)                          100% of the issued common shares                    6,158             6,516
     Ital Investment Holdings I LLC (p)         100% of the issued common shares                   19,854            19,627
     Loan receivable (q)                        15% interest only; matures December 2005            5,884             5,884
     Fortress Capital Finance LLC (r)           100% of the issued common shares                  (45,449)          (59,726)
                                                                                              -----------       -----------
Total investments (s)                                                                         $   515,137       $   578,616
                                                                                              ===========       ===========

     (a) An affiliated company is a company in which the Company has ownership of at least 5% of the voting securities.
     These securities are restricted as to public resale. Transactions during the period with companies which are affiliates were as follows:

     Summary of Transactions with Affiliated Companies
     -------------------------------------------------
                                                                                 Cost          Dividend         Fair Value
                                                                               Incurred         Income           of Total
     Affiliate                                  Purchase/Funding Date       This Period (t)   This Period       Investment
     ---------                                  ---------------------       ---------------   -----------       ----------
     Fortress CAP LLC                           Throughout Period           $       (87,892)  $    42,739       $    70,752
     Fortress HQ LLC                            Throughout Period                        84             -            30,000
     Fortress Brookdale Acquisition LLC         Throughout Period                       170             -           171,923
     FRIT Palazzo Due LLC                       February 23, 2001                   (64,218)        3,816            18,709
     FRIT Ital SL                               March 2, 2001                         2,232             -             7,225
     Portland Acquisition I LLC                 Throughout Period                     2,984            15            13,500
     Fortress UK Acquisition Company            March 28, 2001                       60,397         2,613           115,896
     FIF ML Acquisition LLC                     Throughout Period                       852         4,593            38,790
     F/C PRT Investment Inc.                    Throughout Period                     1,158         7,551            34,501
     FRIT PRT Lending LLC                       Throughout Period                   (13,395)        6,312            31,729
     FRIT PRT Bridge Acquisition LLC            April 2, 2001                        28,915        15,645            28,915
     Ital SP Acquisition GP LLC                 June 27, 2001                        17,222         3,687            18,006
     NCS Holdings LLC                           August 17, 2001                      26,369         1,565            26,369
     FRIT PINN LLC                              November 26, 2001                     6,158             -             6,516
     Ital Investment Holdings I LLC             December 18, 2001                    19,854             -            19,627
     Loan receivable                            January 31, 2001                      5,884             -             5,884
                                                                            ---------------   -----------       -----------
                                                                                      6,774        88,536           638,342
     Fortress Capital Finance LLC               Throughout Period                    97,183             -           (59,726)
                                                                            ---------------   -----------       -----------
                                                                            $       103,957   $    88,536       $   578,616
                                                                            ===============   ===========       ===========


See notes to financial statements.     3

FORTRESS REGISTERED INVESTMENT TRUST

SCHEDULE OF INVESTMENTS
December 31, 2001
(footnotes)
--------------------------------------------------------------------------------

(b) Fortress CAP LLC owned 3,649,358 shares of common stock of Capstead Mortgage Corporation, a public mortgage REIT, as its sole assets at the end of the period, which were valued at $23.50 per share on December 31, 2001.
(c) Fortress HQ LLC owned 1,226,331 shares of Series A Convertible Cumulative Preferred Stock, and warrants to purchase 595,547 shares of common stock, of HQ Global Workplaces, Inc., a serviced office provider, as its sole assets at the end of the period.
(d) Fortress Brookdale Acquisition LLC owned 100% of the issued common shares of Brookdale Living Communities, Inc., an owner and operator of senior independent living facilities, as its sole assets at the end of the period.
(e) FRIT Palazzo Due LLC ("Palazzo") owned certain Euro-denominated subordinated asset-backed notes due 2032, and a related foreign currency hedge of 9.6 million Euros, as its sole assets at the end of the period. Palazzo acquired these assets as a result of the securitization of certain assets previously controlled by Fortress IF Acquisition LLC, Fortress Ital Depositor 1 LLC and Fortress Ital Depositor 2 LLC, of which the Company holds 100% of the issued common shares. Prior to the securitization these assets resulted in a $1.4 million foreign currency loss. During the year ended December 31, 2001, the Palazzo investment resulted in a $0.4 million foreign currency loss. See (r) below.
(f) FRIT Ital SL owned (i) 50% of IEFFE Acquisition SpA, an Italian holding company owning 100% of the outstanding shares of Italfondiario SpA, an Italian loan servicing company, and (ii) a related foreign currency hedge of 7.8 million Euros, as its sole assets at the end of the period. During the year ended December 31, 2001, this investment resulted in a $0.2 million foreign currency loss. See (r) below.
(g) Portland Acquisition I LLC owned a 168,000 sf building in Portland, Oregon as its sole asset at the end of the period.
(h) Fortress UK Acquisition Company ("FUKA") owned: (i) a 42.5% equity investment in a British operating company, which indirectly owned 1,309 commercial buildings, primarily leased to a single credit tenant, and a portfolio of 600 properties leased to British government agencies, and a related property management contract, and (ii) certain related foreign currency hedges of an aggregate of 84.3 million GBP, as its sole assets at the end of the period. FUKA was also a party to certain swaps related to the Company's investment in FRIT Palazzo Due LLC (see (e) above); such swaps resulted in the recognition of $0.4 million of income during the current period. During the year ended December 31, 2001, this investment resulted in a $2.6 million foreign currency loss. See (r) below.
(i) FIF ML Acquisition LLC owned a portfolio of performing commercial mortgage loans as its sole asset at the end of the period.
(j) F/C PRT Investment Inc. owned a 51% equity investment in an operating company, which indirectly owned four shopping centers, as its sole asset at the end of the period.
(k) FRIT PRT Lending LLC held a loan, which it originated, made to a major retail REIT as its sole asset at the end of the period.
(l) FRIT PRT Bridge Acquisition LLC held a loan, which it purchased, made to a major retail REIT as its sole asset at the end of the period.
(m) Ital SP Acquisition GP LLC, along with SPGP LLC, FRIT Ital SP Acquisition LP and FRIT SP LP, of each of which the Company holds 100% of the equity either directly or indirectly, owned certain Euro-denominated asset-backed variable-return instruments (the "Instruments") issued by SPV IEFFE SrL. The Instruments represent an undivided interest in a distressed loan portfolio purchased by SPV IEFFE SrL from SanPaolo Imi SpA. These entities also held certain related foreign currency hedges of an aggregate of 20.0 million Euros. During the year ended December 31, 2001, this investment resulted in a $0.8 million foreign currency gain. See (r) below.
(n) NCS Holdings LLC owned 64% of NCS I LLC which purchased certain assets from AMRESCO, Inc., a specialty finance company and loan servicer, pursuant to the terms of its bankruptcy.
(o) FRIT PINN LLC owned certain discounted senior notes, due March 15, 2008, issued by Pinnacle Holdings, Inc., a provider of telecommunication rental space, as its sole assets at the end of the period.
(p) Ital Investment Holdings I LLC owned certain Euro-denominated asset-backed notes due 2025 as its sole assets at the end of the period. During the year ended December 31, 2001, this investment resulted in a $0.2 million foreign currency loss. See (r) below.
(q) The borrower on this note is Brookdale Living Communities, Inc. See (d) above.
(r) Fortress Capital Finance LLC ("FCF") is the Company's operating subsidiary. FCF's operations primarily include general and administrative expenses and interest on a revolving credit facility entered into in July 2000 as described in Note 4, as well as the receipt of management fees from controlled affiliates (such fees totalled $11.4 million for the year ended December 31, 2001). During the year ended December 31, 2001, the foreign currency denominated portions of this credit facility resulted in a $1.5 million foreign currency gain, which is offset by the currency fluctuations described in (e), (f), (h) (m) and (p) above. The net aggregate foreign currency loss for the year ended December 31, 2001 was $2.5 million.
(s) The United States Federal income tax basis of the Company's investments at the end of the period was approximately $513.7 million and, accordingly, net unrealized appreciation for United States Federal income tax purposes was approximately $64.9 million (gross unrealized appreciation of $97.2 million and gross unrealized depreciation of $32.3 million).
(t)     Net of returns of capital.


See notes to financial statements.     4

FORTRESS REGISTERED INVESTMENT TRUST

STATEMENT OF OPERATIONS
(dollar amounts in thousands)
--------------------------------------------------------------------------------

                                                                  Year Ended
                                                               December 31, 2001
                                                               -----------------
Investment income:

Income
        Dividend income from affiliates                        $          88,536
        Interest income                                                    1,056
                                                               -----------------
        Total income                                                      89,592
Expenses
        Miscellaneous expenses                                               521
                                                               -----------------

Net investment income                                                     89,071

Net equity in income of operating subsidiary                                 754
Net unrealized gain on affiliate investments                              51,623
                                                               -----------------

Net increase in net assets resulting from operations           $         141,448
                                                               =================

Disclosure of certain ratios, annualized:
Ratio of total expenses to average net assets                                0.1%
Ratio of investment income, net, to average net assets                      14.7%
Portfolio turnover rate                                                      0.0%
Total return                                                                28.1%


See notes to financial statements.     5

FORTRESS REGISTERED INVESTMENT TRUST

STATEMENT OF CASH FLOWS
(dollar amounts in thousands)
--------------------------------------------------------------------------------

                                                                                   Year Ended
                                                                                December 31, 2001
                                                                                -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations                            $         141,448
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
              Net equity in income of operating subsidiary                                   (754)
              Net unrealized gain on affiliate investments                                (51,623)
              Change in:
                      Other assets                                                        (10,096)
                      Other liabilities                                                     2,032
                                                                                -----------------

Net cash provided by operating activities                                                  81,007
                                                                                -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
       Investments in controlled affiliates                                              (324,450)
       Distributions from controlled affiliates                                           220,493
                                                                                -----------------

Net cash used in investing activities                                                    (103,957)
                                                                                -----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
       Capital contributions                                                              187,525
       Capital distributions                                                              (62,602)
       Distributions from investment income                                               (87,298)
                                                                                -----------------

Net cash provided by financing activities                                                  37,625
                                                                                -----------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                                  14,675

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                                143
                                                                                -----------------

CASH AND CASH EQUIVALENTS, END OF PERIOD                                        $          14,818
                                                                                =================


See notes to financial statements.     6

FORTRESS REGISTERED INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS
(dollar amounts in thousands)
--------------------------------------------------------------------------------

                                                                        Year Ended            Year Ended
                                                                     December 31, 2001     December 31, 2000
                                                                     -----------------     -----------------
Increase (decrease) in net assets resulting from operations
     Net investment income                                           $          89,071     $          10,486
     Net equity in income of operating subsidiary                                  754               (14,791)
     Net unrealized gain on affiliate investments                               51,623                25,923
                                                                     -----------------     -----------------

Net increase in net assets resulting from operations                           141,448                21,618

Capital contributions                                                          187,525               410,467
Capital distributions                                                          (62,602)                    -
Distributions from investment income                                           (87,298)                    -
                                                                     -----------------     -----------------

Net increase in net assets                                                     179,073               432,085

Net assets, beginning of period                                                432,085                     -
                                                                     -----------------     -----------------

Net assets, end of period                                            $         611,158     $         432,085
                                                                     =================     =================


See notes to financial statements.     7

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

1.      ORGANIZATION

        Fortress Registered Investment Trust (together with its subsidiaries, the "Company") was formed on November 23, 1999 as a Delaware business trust and operates as a closed-end, non-diversified management registered investment company ("RIC") under the Investment Company Act of 1940 (the "Act"). The Company expects to mainly invest in real estate-related debt and equity securities. The primary investor in the Company is Fortress Investment Fund LLC (the "Fund").

        The managing member of the Fund is Fortress Fund MM LLC (the "Managing Member"), which is owned jointly, through subsidiaries, by Newcastle Investment Corp. (formerly Fortress Investment Corp.) ("Newcastle"), approximately 94%, and Fortress Investment Group LLC (the "Manager"), approximately 6%. Newcastle and its affiliates, including the Managing Member, have committed to contribute an aggregate of $100 million, or approximately 11.5% of the Fund's total committed capital, to the Fund; in the aggregate, Newcastle and 21 unaffiliated investors (collectively, the "Investors") have committed approximately $872.8 million (the "Capital Commitment") to the Fund over the three years ending April 28, 2003.

        The Managing Member is entitled to an incentive return (the "Incentive Return") generally equal to 20% of the Fund's returns, as defined, subject to: 1) a 10% preferred return payable to the Investors and 2) a clawback provision which requires amounts previously distributed as Incentive Return to be returned to the Fund if, upon liquidation of the Fund, the amounts ultimately distributed to each Investor do not meet a 10% preferred return to the Investors. The Fund is managed by the Manager pursuant to the Managing Member's operating agreement and a management agreement between the Manager and the Managing Member. In accordance with those documents, (a) the Manager is entitled to 100% of the management fee payable by the Fund, as further described in Note 3,
        (b) the Manager is entitled to 50% of the Incentive Return payable by the Fund, (c) Newcastle is entitled to 50% of the Incentive Return payable by the Fund and (d) Newcastle is entitled to receive 100% of the investment income or loss attributable to the capital invested in the Fund by the Managing Member. The Manager of the Fund also manages Newcastle.

        During the year ended December 31, 2001, the Fund issued membership interests (in connection with capital calls) to 21 unaffiliated investors and to Newcastle and its affiliates for net proceeds of approximately $196.4 million. Newcastle and its affiliates invested a total of approximately $21.5 million in the Fund related to these issuances. The Fund subsequently

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

        invested primarily all of these amounts in the Company, net of required fees of $8.9 million (see Note 3). In addition, during the year ended December 31, 2001, the Company distributed $149.9 million to the Fund, which subsequently distributed it to the Investors. This included $18.9 million distributed to Newcastle and its affiliates, of which $2.6 million represented Incentive Return. The $112.3 million capital portion of such distributions can be redrawn from the Investors. As of December 31, 2001, the Fund had drawn, net, $506.1 million of its committed capital.

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        BASIS OF ACCOUNTING - The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States. As a RIC, the Company generally reports its assets and liabilities at fair value on the reporting date, including its investments in the securities of its subsidiaries. As a RIC, the Company does not consolidate its majority-owned and controlled subsidiaries, except to the extent that such subsidiaries operate as investment companies under the Act. None of the Company's subsidiaries operated as an investment company under the Act during the reporting period. The Company's operating subsidiary, Fortress Capital Finance LLC ("FCF"), is accounted for under the equity method and is included in Investments in Controlled Affiliates.

        USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RISKS AND UNCERTAINTIES - In the normal course of business, the Company may encounter primarily two significant types of economic risk: credit and market. Credit risk is the risk of default on the Company's loans and securities, if any, that results from a borrower's or derivative counterparty's inability or unwillingness to make required or expected payments. Market risk reflects changes in the value of investments in loans, securities or derivatives, as applicable, due to changes in interest rates or other market factors, including the value of the collateral underlying loans and the valuation of equity and debt securities held by the Company. Management believes that the carrying values of its investments are reasonable, taking into consideration these risks along with estimated collateral values, payment histories and other borrower information, as well as its knowledge of the companies in which it has made equity investments. The Company also invests in the securities of companies located outside of the United States. The Company's international operations are subject to the same risks associated with its United States operations as well as additional risks, such as fluctuations in foreign currency exchange rates, unexpected changes in regulatory

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

        requirements, heightened risk of political and economic instability, potential adverse tax consequences and the burden of complying with a wide variety of foreign laws. Additionally, the Company is subject to significant tax risks. If the Company were to fail to qualify as a RIC in any taxable year, it would be subject to federal income tax on its taxable income at regular corporate rates, which could be material.

        SECURITY VALUATION - All of the Company's investments in securities are accounted for under the Act. Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price, except for short positions and call options written, if any, for which the last quoted asked price is used. Short-term notes are stated at amortized cost, which is equivalent to fair value. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined in accordance with the Company's valuation policies as approved by the Company's board of trustees.

        Investments which are not publicly traded are carried at fair value. In general, fair value approximates cost. Events that could change the reported amount include: further financing by the investee company, pending disposition by the Company of its investment, obtaining by the Company of a third party estimate of the value of its investment, significant changes in the financial position or operating results of the investee company, and sales in recent public or private transactions of the same or similar securities, among others.

        Due to the inherent uncertainty of valuations of investments without a public market, the estimates of value may differ from the values that are ultimately realized by the Company, and the differences could be material. All other assets and liabilities are stated at cost, which approximates fair value.

        Shares of Capstead Mortgage Corporation, in which the Company invests through Fortress Cap LLC, were trading at $16.55 per share on February 25, 2001.

        FEDERAL INCOME TAXES - No income taxes have been provided for in these financial statements as the Company's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its members.

        DISTRIBUTIONS TO MEMBERS - Distributions to members are recorded on the ex-dividend date. The character of distributions made during the reporting period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to GAAP/tax differences in the character of income and expense recognition.

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

        During the year ended December 31, 2001, the Company declared and paid distributions of $149.9 million to the Fund, which in turn distributed these amounts to the Investors. $2.6 million of such distributions, representing a portion of the Company's taxable ordinary income, was distributed as Incentive Return by the Fund. The tax character of these distributions is estimated as follows (in thousands):

                Ordinary income                               $68,656
                Long-term capital gain                         18,642
                Return of capital                              62,602
                                                           ----------
                                                             $149,900
                                                           ----------

        The difference between book basis net investment income and the distributions made is primarily due to a significant return of capital dividend paid by Capstead Mortgage Corporation to Fortress CAP LLC, which in turn was distributed by the Company. At December 31, 2001, accumulated earnings on a tax basis consisted of $64.9 million of unrealized appreciation.

        SECURITY TRANSACTIONS AND REVENUE RECOGNITION - The Company follows industry practice and records security transactions on the trade date. Dividend income will be recognized on the ex-dividend date, and interest income is recognized on an accrual basis, as are fixed rate preferred dividends. Discounts and premiums on securities purchased will be amortized over the life of the respective securities, generally using the interest method.

        CASH AND CASH EQUIVALENTS - The Company considers all highly liquid short-term investments with a maturity of 90 days or less when purchased to be cash equivalents. Certain amounts on deposit with major financial institutions may, from time to time, exceed insured limits.

3.      MANAGEMENT AGREEMENT AND AFFILIATE TRANSACTIONS

        The Manager is paid certain annual fees by the Fund in exchange for its efforts in raising capital for the Fund, advising the Fund on various aspects of its business, primarily formulating the Fund's investment strategies, arranging for the acquisition and disposition of assets, arranging for financing, monitoring performance, and managing the Fund's day-to-day operations. In addition, the Manager is reimbursed for various expenses incurred by the Manager on the Fund's behalf, including the costs of legal, accounting and other administrative activities.

        The management fee is calculated as 1.0% of the Fund's Invested Capital (as defined) or total equity commitments during the Capital Commitment Period (as defined). Furthermore, the Manager will be paid an annual administrative fee ranging to 0.5% of the Fund's Invested Capital (as defined) or total equity commitments during the Capital Commitment Period (as defined), based on the size of each Investor's capital commitment. Newcastle and its affiliates are not charged management or administrative fees for their investment in the Fund.

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

        During the year ended December 31, 2001, the Manager earned $8.9 million of management and administrative fees, which were included in the $8.9 million of fees discussed in Note 1.

        The Incentive Return, as described in Note 1, is payable on an asset-by-asset basis, as realized. Accordingly, an Incentive Return may be paid to the Managing Member in connection with a particular Fund investment if and when such investment generates proceeds to the Fund in excess of the capital called with respect to such investment, plus a 10% preferred return thereon. If upon liquidation of the Fund the aggregate amount paid to the Managing Member as Incentive Return exceeds the amount actually due to the Managing Member (that is, amounts that should instead have been paid to Investors) after taking into account the aggregate return to Investors, the excess is required to be returned by the Managing Member (that is "clawed back") to the Fund. During the year ended December 31, 2001, $8.7 million of Incentive Return was earned.

        At December 31, 2001, Deposits and Other Assets included $17.9 million of dividends receivable from unconsolidated subsidiaries.

        In January 2001, an employee co-investment program was adopted whereby certain employees of the Manager and of the Company's operating subsidiary will have the opportunity to invest in the Fund by purchasing part of Newcastle's investment. The purpose of the program is to align the interests of the Company's employees and the employees of the Manager with those of the Fund's Investors, including Newcastle, and to enable the Manager and the Company to retain such employees and provide them with appropriate incentives and rewards for their performance. These employees are integral to the success of the Company, the Fund and Newcastle. Newcastle has set aside $10.0 million of its commitment to the Fund for this program, of which $6.9 million has been allocated, and will finance approximately 80% of the employee investments via non-recourse loans through a subsidiary, which are secured by such employees' interest in the Fund. The Manager will fund up to $0.1 million of the purchase price of these commitments on behalf of employees.

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

4.      COMMITMENTS AND CONTINGENCIES

        FINANCING ARRANGEMENT. In July 2000, the Company and FCF entered into a $150 million revolving credit agreement (the "Credit Agreement"), secured by the Capital Commitment. The Credit Agreement matured in January 2002 and bears interest at LIBOR + 1.25% (approximately 4.0% at December 31, 2001) on USD advances and at EURIBOR + 1.25% (approximately 4.67% at December 31, 2001) on EUR advances. $47.6 million was outstanding on the USD portion of the Credit Agreement as of December 31, 2001; $19.3 million was outstanding on the EUR portion as of December 31, 2001. In January 2002, the maturity date of the credit facility was extended to July 2002 and the maximum commitment was reduced to $75 million. The Company paid a fee of $0.2 million related to this extension.

        COMMITMENTS TO INVESTEES. The Company has committed an additional $23.7 million of capital as of December 31, 2001 to Fortress UK Acquisition Company related to future opportunities within a portfolio of approximately 600 commercial buildings acquired from the Inland Revenue Service of the UK. The Company has also committed up to an additional $7.8 million of capital as of December 31, 2001 to FIF ML Acquisition LLC to fund available draws on loans held by this subsidiary. Subsequent to December 31, 2001, certain of such loans were settled, reducing the Company's required capital commitment to $0.3 million. A commitment of $2.7 million has been made by the Company to NCS Holdings LLC to fund a potential purchase price adjustment related to the acquisition of the AMRESCO, Inc. assets.

        GUARANTEES OF SUBSIDIARIES' OBLIGATIONS. SPV IEFFE SpA (See Ital SP Acquisition GP LLC on the Company's Schedule of Investments) acquired a portfolio of distressed loans from SanPaolo Imi SpA in part with financing provided by the seller. The Company has guaranteed that SPV IEFFE SpA will make the scheduled principal and interest payments under the terms of the seller financing. The outstanding amount of the seller financing was approximately $74.2 million (EUR 83.4 million) at December 31, 2001.

        FUKA, a subsidiary of the Company, is a party to swap transactions relating to the Company's investment in FRIT Palazzo Due LLC. The Company has guaranteed FUKA's obligations, if any, to pay under the terms of the swap agreements. The swaps settle semi-annually, with the first settlement occurring August 23, 2001.

        The Company has guaranteed up to $3.9 million of amounts that can be drawn on a letter of credit by Brookdale Living Communities Inc.

FORTRESS REGISTERED INVESTMENT TRUST
Directors' Information (Unaudited)





                                                                                                                           No. of
                                                                                                                         Portfolios
                                                                                                                          for which
Name (age)                          Principal Occupation During Past 5 yrs.     Other Directorships                         Board
Position (held since)                                                                                                       Member
Address                                                                                                                     Serves
------------------------------------------------------------------------------------------------------------------------------------
Wesley R. Edens (40)                -  Chief Executive Officer of Fortress      -  Chairman of the Board of Capstead     One (1)
                                       Investment Group LLC  (May 1998             Mortgage Corporation
Chairman of the Board (November        to present)                              -  Chairman of the Board of Newcastle
 1999)                                                                             Investment Corp.
                                    -  Managing Director of UBS Securities LLC
                                       (May 1997 - May 1998)

c/o Fortress                        -  Partner of BlackRock Financial
1301 Avenue of the Americas            Management, Inc. (October
NY, NY 10019                           1993 - May 1997)

------------------------------------------------------------------------------------------------------------------------------------
Carmen J. Gigliotti, CFA, CPA (47)  -  Senior Portfolio Manager of Private      -  ABRY Broadcast Partners II, III,      One (1)
                                       Markets at DuPont                           and IV
                                       Capital Management (1992 - present)      -  Soros Real Estate Investors
Member of the Board (May 2001)

c/o Fortress
1301 Avenue of the Americas
NY, NY 10019

------------------------------------------------------------------------------------------------------------------------------------
John C. Deterding (71)              -  Investment Consultant at Deterding       -  Atrium Companies of Amresco Capital   One (1)
                                       Associates (1995 - present)              -   Trust
Member of the Board (December                                                   -  US Restaurant Properties
 1999)                                                                          -  Urban Land Institute

c/o Fortress
1301 Avenue of the Americas
NY, NY 10019

------------------------------------------------------------------------------------------------------------------------------------
Robert H. Gidel (51)                -  Chief Executive Officer of Meridian      -  American Industrial Properties        One (1)
                                       Point Realty Trust VIII
                                       Co. (April 1997 - June 1998)             -  Developers Diversified Realty
Member of the Board (December
 1999)                              -  President, Chief Operating Officer
                                       of Paragon Group, Inc.
c/o Fortress                           (December 1995-April 1997)
1301 Avenue of the Americas
NY, NY 10019

FORTRESS REGISTERED INVESTMENT TRUST
Directors' Information (Unaudited) (CONT'D)

Name (age)                         Principal Occupation During Past 5 yrs.      Other Directorships                     No. of
Position (held since)                                                                                                   Portfolios
Address                                                                                                                 for which
                                                                                                                        Board Member
                                                                                                                        Serves
-----------------------------------------------------------------------------------------------------------------------------------
Marcia Haydel (40)                  -  Portfolio Manager of the Global Private  -  Doughty Hanson Fund                   One (1)
                                       Markets Group at General Motors Asset    -  Apollo Investment Fund
Member of the Board (August 2000)      Management (1999 - present)              -  Clayton, Dubilier & Rice
                                    -  Vice President of Fixed Income at        -  DLJ Merchant Banking Partners
c/o Fortress                           Alliance Capital Management (1998-1999)  -  Parthenon Partners
1301 Avenue of the Americas         -  Director of Investments at MetLife       -  Willis Stein Partners
NY, NY 10019                           Investments Ltd. (1995-1998)             -  Domain Partners
------------------------------------------------------------------------------------------------------------------------------------
Dennis Porterfield (66)                                                         -  Hackensack University Medical         One (1)
                                    -  Executive Vice President of Summit          Center
Member of the Board (December          Bancorp. (July 1994-July 1999)
 1999)

c/o Fortress
1301 Avenue of the Americas
NY, NY 10019

------------------------------------------------------------------------------------------------------------------------------------
Thomas E. Ruggels (46)              -  Senior Investment Officer at Washington  -  None                                  One (1)
                                       State Investment Board (September 1991
                                       - present)
Member of the Board (March 2000)

c/o Fortress
1301 Avenue of the Americas
NY, NY 10019

------------------------------------------------------------------------------------------------------------------------------------
John C. Sites, Jr. (50)             -  General Partner of Daystar Special       -  Covenant House                        One (1)
                                       Situations Fund, L.P. and Rock Creek .   -  Crisis Magazine
                                       Partners II, Ltd (November 1995-present)
Member of the Board (December                                                   -  The Walker Companies
 1999)                              -  Senior Managing Director, Executive Vice
                                       President and Board Member of Bear
c/o Fortress                           Stearns & Company (1981-June 1995)
1301 Avenue of the Americas
NY, NY 10019
------------------------------------------------------------------------------------------------------------------------------------
Mark A. Barnard (43)                -  Director of Investment Management at     -  Montgomery County Public employees    One (1)
                                       Howard Hughes Medical Institute          -   Retirement System
                                       (November 1995 - present)
Member of the Board (February
 2002)

c/o Fortress
1301 Avenue of the Americas
NY, NY 10019

FORTRESS REGISTERED INVESTMENT TRUST
Officers' Information (Unaudited)

Name (age)                         Principal Occupation During Past 5 yrs.
Position (held since)
Address
--------------------------------------------------------------------------------
Wesley R. Edens (40)                 -   Chief Executive Officer of Fortress
                                         Investment Group LLC (May 1998 to present)
Chief Executive Officer
(November 1999)                      -   Managing Director of UBS Securities LLC
                                         (May 1997 - May 1998)
c/o Fortress
1301 Avenue of the Americas          -   Partner of BlackRock Financial Management,
NY, NY 10019                             Inc. (October 1993 - May 1997)

--------------------------------------------------------------------------------
Robert I. Kauffman (38)              -   President of Fortress Investment Group LLC
                                         (May 1998 to present)
President (November 1999)
                                     -   Managing Director of UBS Securities LLC
c/o Fortress                             (May 1997 - May 1998)
1301 Avenue of the Americas
NY, NY 10019                         -   Principal of BlackRock Financial
                                         Management, Inc. (April 1994 - May 1997)
--------------------------------------------------------------------------------
Randal A. Nardone (47)               -   Chief Operating Officer of Fortress
                                         Investment Group LLC (May 1998 to present)
Vice President, Chief Operating
Officer and Secretary (November      -   Managing Director of UBS Securities LLC
1999)                                   (May 1997 - May 1998)

c/o Fortress                         -   Principal of BlackRock Financial
1301 Avenue of the Americas              Management, Inc. (June 1995 - May 1997)
NY, NY 10019

--------------------------------------------------------------------------------
Erik P. Nygaard (42)                 -   Chief Information Officer of Fortress
                                         Investment Group LLC (May 1998 to present)
Vice President and Chief
Information Officer (November        -   Managing Director of UBS Securities LLC
1999)                                    (May 1997 - May 1998)

c/o Fortress                         -   Principal of BlackRock Financial
1301 Avenue of the Americas              Management, Inc. (September 1994 - May 1997)
NY, NY 10019

FORTRESS REGISTERED INVESTMENT TRUST
Officers' Information (Unaudited) (cont'd)





Name (age)                          Principal Occupation During Past 5 yrs.
Position (held since)
Address
---------------------------------------------------------------------------------------------
Gregory F. Hughes  (39)            -     Chief Financial Officer of Fortress
                                         Investment Group LLC (July 1999 - present)
Vice President, Chief Financial
Officer and Treasurer (November    -     Chief Financial Officer of Wellsford Real
1999)                                    Properties, Inc. (June 1997 - July 1999)

c/o Fortress                       -     Chief Financial Officer of Wellsford
1301 Avenue of the Americas              Residential Property Trust (March 1993 - June
NY, NY 10019                             1997)

---------------------------------------------------------------------------------------------
Lilly H. Donohue (30)              -     Vice President of Fortress Capital Finance
                                         LLC (November 1999 - present)
Vice President and Assistant
Secretary (November 1999)          -     Vice President of Fortress Investment Group
                                         LLC (May 1998 - November 1999)
c/o Fortress
1301 Avenue of the Americas        -     Vice President of UBS Securities, LLC (May
NY, NY 10019                             1997 - May 1998)

                                   -     Vice President of BlackRock Financial
                                         Management, Inc. (October 1992 - May 1997)